UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 7, 2005

Carmike Cinemas, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia	31901

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 576-3400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01. Financial Statements and Exhibits.
Signatures
EXHIBIT INDEX
EX-10.1 AMENDMENT NO. 1 TO CREDIT AND GUARANTEE AGREEMENT
EX-99.1 2004 CASH BONUSES FOR NAMED EXECUTIVE OFFICERS
EX-99.2 2005 BASE SALARIES FOR NAMED EXECUTIVE OFFICERS
EX-99.3 NON-EMPLOYEE DIRECTOR COMPENSATION PACKAGE

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Credit Facility

     On March 7, 2005, Carmike Cinemas, Inc. (the “Company”) entered into Amendment No. 1 to Credit and Guarantee Agreement (the “Agreement”), by and among the Company, the Guarantors as defined therein, Wells Fargo Foothill, Inc., as Administrative Agent and Collateral Agent and the Lenders as defined therein. The Agreement amends that certain Credit and Guarantee Agreement, dated as of February 4, 2004, by and among the Company, the Guarantors, Goldman Sachs Credit Partners L.P., as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent, Wells Fargo Foothill, Inc., as Administrative Agent and Collateral Agent, and CIT Lending Services Corporation and General Electric Capital Corporation, as Co-Documentation Agents, and the Lenders party thereto (the “Credit Facility”).

     The Agreement amends the Credit Facility to allow the Company to make or incur Maintenance Consolidated Capital Expenditures and Discretionary Consolidated Capital Expenditures (each as defined in the Credit Facility and amended by the Agreement) of (i) $40 million in fiscal year 2004, and (ii) $50 million in each fiscal year thereafter, plus any carry over Discretionary Capital Expenditures from the previous fiscal year.

     The foregoing description of the Agreement is a general description only and is qualified it its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

2004 Cash Bonuses to Named Executive Officers

     On March 22, 2005, the Compensation and Nominating Committee (the “Committee”) of the Company’s Board of Directors approved the award of annual incentive cash bonuses for the 2004 fiscal year to certain named executive officers. These awards (excluding the award to the Chief Executive Officer which is described below) were made in connection with the Company’s past practices and not pursuant to any written agreement. The amount of the awards were based on the Company’s achievement of targeted levels of EBITDA for 2004. A written description of the 2004 incentive cash bonuses are set forth in Exhibit 99.1, which is attached hereto and incorporated herein by reference.

     The employment agreement by and between the Company and the Chief Executive Officer, Michael W. Patrick, effective January 31, 2002, provides for a base annual salary of $850,000 plus, if certain performance targets are achieved, an annual bonus, which is approved annually by the Compensation and Nominating Committee (or similar committee), of up to 50% of his base salary for the year in which the targets are achieved. However, the Compensation and Nominating Committee may (and in 2004 did) award bonuses in excess of 50% of Mr. Patrick’s base salary. In 2004, a portion of Mr. Patrick’s bonus was based on a formula tied to the Company’s achievement of certain levels of EBITDA and another portion of his bonus was determined at the discretion of the Committee. The discretionary portion of Mr. Patrick’s 2004 bonus provided for the issuance of a bonus based upon operating performance, debt pay-down, asset sales and other financial performance metrics; however, at certain levels of EBITDA this discretionary portion of the bonus becomes automatically earned. Mr. Patrick achieved 100% of the EBITDA-based portion of his 2004 bonus and he automatically earned 100% of the discretionary portion of his 2004 bonus due to the level of 2004 EBITDA. The Compensation and Nominating Committee approved Mr. Patrick’s bonus in the amount of $525,000 related to performance in 2004. This amount includes additional bonus compensation of $100,000 paid to Mr. Patrick in further recognition of performance in 2004.

     The Company intends to provide additional information regarding other compensation awarded to the named executive officers in respect of and during the year ended December 31, 2004 in the proxy statement for its 2005 annual meeting of stockholders.

2005 Base Salaries for Named Executive Officers

     On March 22, 2005, the Compensation and Nominating Committee, in consultation with the Chief Executive Officer, reviewed and approved the 2005 base salaries of other key executive officers which are not set forth in written agreements. Base salaries are generally subjective, but the factors considered by the Compensation and Nominating Committee and the Chief Executive Officer include an assessment of competitive market practices, individual performance over time and each individual’s role and responsibilities in the Company. A written description of the base salaries, effective as of April 1, 2005, are set forth in Exhibit 99.2, which is attached hereto and incorporated herein by reference.

Non-Employee Director Compensation

     On March 22, 2005, pursuant to the recommendation of the Compensation and Nominating Committee, the Board of Directors approved a revised non-employee director compensation package, to be effective as of the date of the Company’s 2005 annual meeting of stockholders (the “Non-Employee Director Compensation Package”). A written description of the Non-Employee Director Compensation Package is set forth in Exhibit 99.3, which is attached hereto and incorporated herein by reference.

2005 Cash Bonuses

     The Compensation and Nominating Committee expects to set financial and additional operating performance goals related to the 2005 cash bonus targets for certain named executive officers at a future meeting.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit 10.1	Amendment No. 1 to Credit and Guarantee Agreement, dated as of March 7, 2005, among the Company, the Guarantors named therein, Wells Fargo Foothill, Inc., as Administrative Agent and Collateral Agent and the Lenders as defined therein.

Exhibit 99.1	2004 Annual Cash Bonuses for the Named Executive Officers.

Exhibit 99.2	2005 Base Salaries for the Named Executive Officers.

Exhibit 99.3	Non-Employee Director Compensation Package.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.
Date: March 28, 2005	By:	/s/ Michael W. Patrick
Michael W. Patrick
President, Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 1 to Credit and Guarantee Agreement, dated as of March 7, 2005, among the Company, the Guarantors named therein, Wells Fargo Foothill, Inc., as Administrative Agent and Collateral Agent and the Lenders as defined therein.

99.1	2004 Annual Cash Bonuses for the Named Executive Officers.

99.2	2005 Base Salaries for the Named Executive Officers.

99.3	Non-Employee Director Compensation Package.